     The Participation Agreement (the "Agreement"), dated August 28, 1998, by and among Baron Capital Funds Trust (and all series thereof) a business trust organized under the laws of the State of Delaware and The Lincoln National Life Insurance Co., an Indiana insurance corporation, is hereby amended as follows:

     Schedule 2 of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE 2
                         Amended as of October 15, 1999

                            Cumulative Listing of the
                           Variable Annuity Contracts
                      and Variable Life Insurance Policies
                         Supported by Separate Accounts
                              Listed on Schedule 1
                         Amended as of October 15, 1999


Multi Fund Individual Variable Annuity

eAnnuity

Group Variable Annuity

Lincoln VUL

Group Multi Fund Variable Annuity

Lincoln SVUL

Lincoln CVUL

Multi Fund - Non-registered - Variable Annuity

Lincoln VUL(DB)

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to
Schedule 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                                            BARON CAPITAL FUNDS TRUST

Date:                                       By:
     ------------------------------            ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            BARON CAPITAL, INC.

Date:                                       By:
     ------------------------------            ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            LINCOLN NATIONAL LIFE INSURANCE CO.

Date:                                       By:
     ------------------------------            ---------------------------------
                                            Name: Steven M. Kluever
                                                 -------------------------------
                                            Title: Second Vice President
                                                  ------------------------------